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EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with OFG Bancorp’s quarterly report on Form 10-Q for the period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, José Rafael Fernández, President and Chief Executive Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 2nd day of August 2019.

                                                                                                                      By:      /s/ José Rafael Fernández

                                                                                                                                  José Rafael Fernández

                                                                                                                                  President and Chief Executive Officer